Exhibit 10.2

HKD 1,050,000 300 3500/G &ndtmmseñOn(Engüsh)] 144,000 8 (Anchor invitation) " *" l'ORM '^ ^*^8e n \ i* \ ni›t tn Ille O«tsnurcing Service Fremcwc‹# Agrecmenl daied Aug"• \ * *OU (lh• " s •••^‹"›, fry and i›«w•‹n vNluUr: iNTi:RActivr i.lui rre ‹”vw“› and STAR Y p o I.ÎMÎTLD ("T}linJ Parly f'mvider"}. (Overseas social account content whiting and translation (English)) mean g(Anchor invitation) ffl• ) 200 pieces of content writing and translation (English), based on customer needs to write and translate content posted by cMh xBinspœifc)ægu est myeyang0woids,ye ñce ilbcnegeùaed.) x serf siiaxzz 8 xe • Rcs,ons,ble for ,nv,ting and arranging professional anchors to cooperate fot 8 days. 3s00/R &ÎfÖBR€Q? (OYflfStdS SOflfal accomt content Wntiflg and tmnslation (English)) 1,050,000 144,000

• Completed ultimate file in WORD Fomat ( fi1fi]t&T @ *ID) S• Payment Method ({jRAQ): O Payment due upon acceptance of deliverables, within 180 days of acceptance (hfi RR R {I Payment due upon signing of this ORDER FORM, within 360 days of signing (RñB Y EU i$l)R ñV@ 360 X fly@J3) 6. Special Instructions (&SfR 9,8) • Client to provide access to shooting locations and any necessary permits (&4 ifi ltl 7. Acceptnnce Criteria (R D) • Final deliverables must meet the agreed specifications and quality standards as outlined in the Agreement (D%R1jHJâ' R o J'}'J9 &&RBs ƒ n J@Q) IN WITNfSS WI - tEREOF, the parties hereto have executed this ORDER FORM as of the date first above written. VNIQUE fNTERAC D By: / s/ STAR YOUNG LI By s S t ar Title (WR): You n iT 5 L•ir i te d

Appends* A to oraer ¥T4gf& A ^’*^ . I \ B BB Otravel - creationss QF yfj TitTor 1.3zX 6 VNIt}UE INTERACTIVE I.iMITE D (HKD)/0AY 9000

VNIQUE INTERACTIVE LIMITED
勝唯互動有限公司

Service Completion Confirmation
服務完成確認單

This Service Completion Confirmation is made pursuant to the Outsourcing Services Framework Agreement dated August 27, 2023 (the "Agreement") and the respective Order Form(s) between STAR YOUNG LIMITED ("Third Party Provider") and VNIQUE INTERACTIVE LIMITED ("VIN").

本服務完成確認單根據 2023 年 8 月 27 日簽訂的《外包服務框架協議》（以下稱"協議"）及相關訂單，由星洋有限公司（"第三方提供方"）和勝唯互動有限公司（"勝唯互動"）簽署。

Client Information / 客戶資訊:

Name / 名稱: VNIQUE INTERACTIVE LIMITED 勝唯互動有限公司

Authorized Representative / 授權代表: ____________________

Order Details / 訂單詳情:

Order Number / 訂單編號	Service Description / 服務描述	Completion Date / 完成日期
XY-79	见訂單	2024 年 7 月 21 日

Client's Confirmation / 客戶確認:

I hereby acknowledge that I have received the above-listed services from [Third Party Provider Name] as per the Order Form(s) referenced above and confirm that the services are completed to my satisfaction. I understand and agree that no refunds shall be provided once the services are confirmed as completed.

我在此確認已根據上述訂單從[第三方提供方名稱]處收到上述服務，並確認服務已完成，且符合我的期望。我理解並同意，一旦確認服務完成，費用將不予退還。

Client's Signature / 客戶簽章:

Authorized Representative's Signature / 授權代表簽名: [stamp: VNIQUE INTERACTIVE LIMITED]

Name / 姓名: ____________________

Position / 職位: ____________________ For and on behalf of VNIQUE INTERACTIVE LIMITED

Date / 日期: ____________________ [signature]

Authorized Signature(s)

1

WHEREAS, VIN is engaged in the business of providing marketing planning, influenced engagement, and content creation services; WHEREAS, VIN desires to engage Third Party Provider to perfom cenain services for its Clients as described herein; NOW, THEREFORE, in consideration of the mutual promises and covenants set No rthherein, the parties agree as follows: 1 . Services . Third Party Provider agrees to perform the services described in the attached ORDER FORMs (”Services") . Each ORDER FORM shall be made a part hereof and shall include a description of the services, pricing, and any other relevant tetms . 2. Term. This Agreement shall commence on the Effective Date and shall continue for a period of threeg(3) years unless terminated earlier as provided herein. 3. Payment Terms. Fees for the Services shall be based on lhe tems specified in each ORDER FORM. - 4. I›Jdependent Contractor. Third Party Provider shall perform the Services as an independent

«›*1 \ re*tnr mid itt› \ ns eat ei \ ›plnyee t*F VIN. Nc›lhing in This A greemenl shaI| tie construed to "^entc a pnni crsliip. |‹›int vciitHre, ‹›r ei»ployer - employee relationship between Ihe parti#t. 8 - Confidentiality . @p]t pany agrees Io keep confidential all infomalion identified by the other @ BS COl 4 fidential and will not disclose such inFomation to any third peril without ihe PB ^ ^Yritten consent of the disclosing pany . 6. Intellectual Property . Any intellectual property created by Third Party Provider in the course of perfonning the Services for the Clients shall belong to VIN . Pre - existing inteIIecNaI property rights ofearh party shall remain with the respective owner . • H — fi &fiAñé8P &â£iiI1ñH W UE &Jf fiH itlAIfiñM&9fi0&& . &A O & HHifiRRM& ft 8i& • 7 . Termination . Either party may terminate this Agreement with thirty (30) days written notice io the other party . In the event of termination, VIN shall pay Third Party Provider for all Services performed up to the date of termination . 8. Governing Law. This Agreement shall he governed by and construed in accordance with the laws of Hony Kong. 9. Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes all prior discussions, agreements, and understandings of any g kind. 10. Amendments. Any amendment to this Agreement must be in writing and signed by both parties. IN WITNESS WHEREOF, the parties hereto 1 \ •v• executed this Agreement as of the E @ectIV0

VNIQUE INTERACTIVE LIMITED
勝唯互動有限公司

Date.

特此證明，雙方已於生效日期簽署本協議。

VNIQUE INTERACTIVE LIMITED
勝唯互動有限公司

By: /s/

Name (姓名):

Title (職務): CEO

For and on behalf of
VNIQUE INTERACTIVE LIMITED

Authorized Signature(s)

QINGBAIJIANGJING MINGMING CULTURE MEDIA STUDIO
青白江敬明茗文化傳媒工作室

By: /s/

Name (姓名):

Title (職務):

3

Ufl s tFee) CNY (Qu (U Pnce) CNY | gA pp (lt‹m) 260,000 32S 800/H (Product picture shooting and finishing) J 260,000 @9 (Total Fee) gfiJ (Fee) CZY Q& (QuanGg) H & (Unit Price) CNY VR& ii (Project Name) 260.000 325 800/G ( Produkt picture shooting and finishing 2@,000 325 DK s‘s | Ț ] d l8@RK{*, I Ț l0fi# N Tifiiy â ill@j*|$| R 325 product pictures were taken and refined. Shoot ,roduets according to customer needs and produce refined pictures. I Product picture sliootin g and finishingJ TI1iS URINE R I'ORM is ntade purs \ ianl io iIie IN \ itsuu ing Services I rame wurk Agreement dated August 29, 2O2J tihe "Agree*11ent"). by and f›¢i \ veciJ YNIglUL INTERAC1”IVE LIMITED ("VM") and yINGBA lifeNGJING MINGMING CULTURE MEDIA STUDIO ("Third Party Provider"). 2. Description of Services ({g@@@) 3. Pricing (JQ) 4. Deliverables (R{ŚRE) • Completed ultimate file in JPEG/PNG/RAW formąt (a@ Q@@ JPEG/PNG/RAW) 5. Payment Method (14 BX @): 0 Paymenl due upon Bcceptance of deliverables, within 180 days of”acceptance (JOE @@ &

VNIQUB INTBRACTlVr LlPIITED • Client to provide access to shooting locations 8nd any necessary pemits (6 P A It &• B 7. fiereptaece Criteria (@t[JtQ Q) • Final deliverables must meet the agreed specifications and quality standards as OLltlined in the Ag‹eemen‹ ‹a. e‹.tux ‘› n“. ’t'az mean..a a) IN WITNESS WHEREOF, the parties hereto have executed this ORDER FORM as of ihe date first above written. VNI INTE TIVE LIMITED pp d a«»rr»f YNjQUB INTERACTIVB LIMITf - iD ............................ .............. - . - ------- - Tiiie‹>s› - : ,"“ ƒ "".’”‹› Title (RR):

inet i e e c on D o pl tionat / e Order Number / FÇ@R 2024 I B 24 B A^ ÎFTU m - l9 Service completlon co^* '^^t!^' This Service Complellon Confirmation is made pursuant to the Outsourclng Services Fr amewor£ Agreement dated August 29, 2023 (the "Agreement") and the respective Order Form(s) between QINGBAIJIANGJING MINGMING CULTURE MEoiA siUDl0 ("Third Party Provider"j add VNIQUE INTERACTIVE MMITED ("VIN"). Oient înfomatlon / g@ gd,: Name / d ï6: vxiQuE INTERACTIVE LIMITED @@ko6F@Û‘Ä Authorized Representative / @îg ïtfl: Order Details / âTyag: I hereby acI‹nowledge that I have received the above - listed services from [Third Party Provider Name) as per the Order Form(s) referenced above and œnfirm that the services are completed to my satisfaction. I understand and agree that no refunds shall be provided once the services are confirmed as completed. Client's Signatur @@@ g Authorized Represe ignature / @@ RW@ 6: Name / @d*” ‘" " **’ ι ”” Position / Ri7: ' * Date / ü M: U NITED

5ERVtCE3 AGREC fENT This SERVICES AGREEMENT (the "Agreement") is made and entered irlto this 26" day oF August, 2023 (the "E1TectivC Date"), by and between EASOLI TECHNOLOGY (HK} L/MITEO ("Clicnt") with HK iD/Certifirale No. 738S7214 and VNIgUE MTERACTIVE L/M)TED ("VIN"} w‹ih Certificate No. 71 164962 - 000 - 0 1 9 9 - - 7. WHEREAS, VIN is engaged in the business of providing marketin8 planning, influencer engagement and content creation services; WTfEREAS, Client desires to zetain the sen'ices ofVTN foi thèse purqoses; NOW, THEREFORE, in consideraüon of the mutual promises and covenants set forth herein, the parties agree as folIows: DE . R306&RA0N& TVA: I . S*rvires Clienf hereby retains VfN to perform the services described in Exhibit A attached hereto and made a part hereof (the "Services") . VIN agrres to perform the Services in a professional manner consistent with industry standards . . » « ii A »«ii . a« « x 2. Serviee Descriptions. The specific content ofeach service shall be govemed by Exhibit A. ätg66. @@fkï6ëA0ü üFî/ü A ë@. 3. Pu$ment Terms.Cl1ent agrees to pay VIN the fees specified in Exhibit A. Payment shall be made via bank remittance to VIN's designated account. The payment terms are as follows: ñisea• x sriiz url ( "ViN" ) o riit A a s] ia gig. gpgg;,jp p 0 a. Payment ugoa sig•iag the Agreemeot.II This option is selected, payrrient must be made in VNIQUE INTERA CTIVE LIMITED full within 30 days of signing the Agreement. B & Psymeat apoo coaflmation oFeervlce eomgIetion.ffthis option is selected, P^7+*^’ ” Ie made in fill within 180 calendar days of confimation oFservice completion. 6 Clieat Cooperattoa . CliCnt agrees to provide VIN with all nec*ssazy infofTflation and access to mlevant resowces required for the successf \ ii planning and execution of services . lithe Client fails to provide the n cooperation, VIN may delay the provision of services acconJingly and shall not be held liable I'or any delays or resulting consequences . S . Term end Termination . This Agreement shall commence on the Effective Date and shall continue until the completion of all services listed in Exhibit A, unless *arlier laminated as provided herein . Mf ñflñ • 48 i 8 & 1 & BflT&, $ NñH#tI 9 A NIJ"B&Bi&tfifb 4 tRfl&fl é. Termination and Refund. If the service is terminated for reasons not attributable to the VIN, the fees paid are non - refundable. 7 . ladepeadeat Coatraetor . VfN sfiaJt perfom the Scrvires as an independent contractor and not as an employee of Client . Nothing in this Agreement shall be constnied to create a partnenhip, joint venture, or employer - empJoyee relationship between the parties . 8. IatellecNal Property of Deliverables . The intellectual property of all deliverables created specifically for the Client under this Agreement shall belong to Client . VM retains the right to be credited as the creator and for commercid purposes, such as including the deliverables in promotional materials srid portfolios to sI \ owcase their work to other cliens . <aaa +aa s sr nsrt‹›tnaxe oxaaazaas a . ps oa F08JJ856 &f€fJ. Ma âfig8g. BI89/1/E2@6884 tt@w ” &‘P, • its ag lat llertual Property. Pre - existing intellectual property rights of each party shall remain with the respective owner. Client‘s Intellectual Property may include, but is not limited to: names, lo8 ƒ s, existin8 luarkctin$ materials, and proprietary business processes. VfN's

tnteIIecI \ nl Property may include, IM is not limited to: mctfx›doIogIo and /xoce es, @ flwav and tœ1s, templates end design elments. 1s enuty. ViN to keep onfid ntiii el infos aiiori id‹niifi•d sy Crient •• oxd \ doniaI end will noi disclose such defamation to any third party without Clic«t's ptior wri«m IN tndemnificntion . Each party agrees to indemnify and hold hamiless the other party against any lossm, claims, damages, experees, or liabilities arising out of or in connection with this Agmement, to the extent that such losses, claims damages, expenses, or liabilities are caused by the indemnifying party's negligence, willful misconduct, or breach of this Agreement . U. LùoEsôooofLüNUQ.JtetotNcom;rmædonforæyobiœsmüsingtomthüAgmemem,mt *otextœdÆ#MtdfœrmdwdbytAeVfMtmdstMsAgmtment. 14 . Dbpuk aalUapAny dyuk, dugreemcn( oz cbân añsmg dam or mbfing to tñis Cqnb ( includkg iu ehBnce, vaJid#, hitrprctsdoH @domnmq bcwh a tmimition ; o wy non - contractual dispute arising knit or relating to this Con trac k tshall referred to arbitradon under the administration of the Hong Kong Intemationd Arbitrator Centre . The grbi 0 ation shajl be conducted in accotftance with the I - tKIAC Arbitration Rules in effect at the time of submitting the notice of Arbitrafion . The governing law for this arbitration clause k shall Hong Kong law and the place of arbitration shall be Hong Kong . The number of arbitratprs shalj be pne pr thin . Arbitration proceedings will be conducted in Chinese . 6 R 8 t • AR 1 ¥ n S 8 i 51 B 8 iRfl 2 && 8 ittfi 1 ¥ iL HO . ñ tuAR, &a^ . nri

8 - CovPWlng Lcw. /Jis a grcclncnl Shall be governed by and consisted in accordance with the laws of Iioag Kong. I6• EBgte J gmemen€ This Agreement constitutes the entire understanding between the parties and supersedes all prior discussions, agreements, and understandings of any kind. $aMM• ssama wr'i ifi auo • a«a xn rii — ta, inaiiiinnr ma 17. Amendment Any amendment o this Agreementgmust & in writing and signed by both parties. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. VNIQUE INTE IVE LI D By: / W VNIQUE INTERACTIVE LIMITED Name(%2): ""'•› • - ' - - ' --- ' - ' "' - '• - - . ........................ Title ( ): I ktiiori••ed Signoiure(s) EASOU FTE 0 *’ Y (HK) LIMITED VNIQUE INTERACTIVE LIMITED

3.6 t’##AAN4 4,000 300 1,200,000 O 8BMe#J %40 400,000 @ 100 J. fi'1 I 1,525,000 I RD I 2,545,000 IN WITNESS WHEREO ahove written.JñJ * e parties hereto have executed this Exhibit “A" as »f the date rat BM$BñH}{“A”. VNIQUE INTERACT By: /s/ Name (&'€): "9U8 INT Oci 8 LIMITED For anal a VNIQUE INTERACTIVE LIMITED

âGØß (HKD)/DAY ì0000 */.,'ÊÚÑr0m/Ämñkm0 ƒ :G ƒ î0000

編號：VNIQUE-【專案編號】-H002

VNIQUE INTERACTIVE LIMITED
勝唯互動有限公司

Service Completion Receipt
服務完成確認收據

This receipt acknowledges that the undersigned Client has received the following services provided by VNIQUE INTERACTIVE LIMITED ("VIN") as per the Consulting Agreement dated ___August 26, 2023__________.

本收據確認，以下簽署的客戶已經根據__2023 年 8 月 26 日__________簽訂的諮詢協議，收到勝唯互動有限公司（"勝唯互動"）提供的以下服務。

Client Information / 客戶資訊:

Name / 名稱: 宜搜科技(香港)有限公司

HK ID/Certificate No./ 客戶身份證號碼/登記證號碼 __73857214____________

Authorized Representative / 授權代表: ____________________

Details of Services Provided / 提供的服務詳情:

Service Description / 服務描述	Completion Date / 完成日期
1. 海外品牌諮詢策劃	2024 年 7 月 30 日
2. 內容創意製作及稿件發佈	2024 年 7 月 30 日
3. 活動行銷策劃	2024 年 7 月 30 日
4. 主播邀約	2024 年 7 月 30 日

Client's Confirmation / 客戶確認:

I hereby acknowledge that I have received the above-listed services from VNIQUE INTERACTIVE LIMITED, and confirm that the services are completed to my satisfaction. I understand and agree that no refunds shall be provided once the services are confirmed as completed.

我在此確認已收到勝唯互動有限公司提供的上述服務，並確認服務已完成，且符合我的期望。我理解並同意，一旦確認服務完成，費用將不予退還。

Client's Signature / 客戶簽章: [Stamp: Easou Technology (HK) Limited 宜搜科技(香港)有限公司]

Authorized Representative's Signature / 授權代表簽名:

Name / 姓名: For and on behalf of Easou Technology (HK) Limited 宜搜科技(香港)有限公司

Position / 職位: ____________

Date / 日期: ____________ [Signature] Authorized Signature(s)

1